CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
CONSOLIDATED STATEMENTS OF OPERATIONS
REVENUES	$ 11,339	$ 13,775
COST OF REVENUES	5,004	6,054
GROSS PROFIT	6,335	7,721
OPERATING EXPENSES
Research and development, net	1,818	2,544
Sales and marketing	1,791	3,182
General and administrative	2,015	2,602
Other expense (income)	1	183
Total operating expenses	5,625	8,511
OPERATING (LOSS) INCOME	710	(790)
FINANCIAL EXPENSES (INCOME), NET	910	(278)
LOSS BEFORE INCOME TAX	(200)	(512)
INCOME TAX BENEFIT	78	225
NET LOSS FOR THE PERIOD	$ (122)	$ (287)
NET LOSS PER SHARE
Basic	$ (0.01)	$ (0.02)
Diluted	$ (0.01)	$ (0.02)
Weighted average number of ordinary shares used in computing basic net loss per share	16,141,286	14,958,339
Weighted average number of ordinary shares used in computing diluted net loss per share	16,141,286	14,958,339